UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2025
Federal Home Loan Bank of Dallas
____________________________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation		000-51405	71-6013989
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600
Irving,	Texas		75063-2547
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(214)	441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2025, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for both member and independent directorships with four-year terms beginning on January 1, 2026. Two member directors and one independent director were elected to serve on the Bank's Board of Directors. This process took place in accordance with the rules governing the election of Federal Home Loan Bank directors as specified in the Federal Home Loan Bank Act of 1932, as amended, and the related regulations of the Federal Housing Finance Agency. A description of the Bank's director election process is contained in the Bank's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 21, 2025 (the "2024 10-K").

Michael W. Donnell was elected as a member director representing the state of Arkansas. Mr. Donnell, age 57, serves as a director and President of Chambers Bank in Danville, Arkansas.

Mark S. Marionneaux was elected as a member director representing the state of Louisiana. Mr. Marionneaux, age 46, serves as President and Chief Executive Officer of Bank of Zachary in Zachary, Louisiana.

Finally, Dorsey L. Baskin, Jr. was re-elected as an independent director. Mr. Baskin, age 71, is a retired partner of Grant Thornton LLP who resides in Dallas, Texas. He has served as a director of the Bank since November 2020. Mr. Baskin currently serves on the Board of Directors' Audit Committee (for which he serves as Vice Chairman) and Risk Management Committee.

At the time of filing this report, the committees of the Bank's Board of Directors to which Mr. Donnell and Mr. Marionneaux will be named have not been determined, nor has it been determined whether Mr. Baskin will continue to serve on the same board committees in 2026.

For a description of the Bank's director compensation, please refer to Item 11 of the Bank's 2024 10-K.

Since January 1, 2024, the Bank has not engaged in any transactions with any of the above-named persons or any members of their immediate families that require disclosure under applicable rules and regulations. There are no arrangements or understandings between any of the elected directors named above and any other persons pursuant to which that director was selected.

As a cooperative, the Bank's products and services are provided almost exclusively to its members. In the ordinary course of business, transactions between the Bank and its members are carried out on terms which are established by the Bank, including pricing and collateralization terms, under its Member Products and Credit Policy, which treats all similarly situated members on a non-discriminatory basis. The Bank provides, in the ordinary course of its business, products and services to members whose officers or directors serve as member directors of the Bank. The Bank's products and services are provided to such members on terms that are no more favorable to them than comparable transactions with other similarly situated members of the Bank whose officers or directors do not serve as member directors of the Bank.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described in Item 5.02, on November 14, 2025, the Bank completed its director election process for both member and independent directorships that will commence on January 1, 2026.

Member institutions may only cast votes for a nominee or abstain from voting and may not cast votes against a nominee or indicate that they are withholding votes from a nominee.

For the member directorships commencing on January 1, 2026, there were two nominees for one member directorship representing the state of Arkansas and two nominees for one member directorship representing the state of Louisiana. There were no open member directorships for the states of Mississippi, New Mexico or Texas. There was one nominee for one independent directorship commencing on January 1, 2026. To be elected as a sole nominee for an independent directorship, a candidate must receive at least 20 percent of the number of votes eligible to be cast in the election.

There were 77 member institutions in Arkansas that were eligible to cast a total of 864,884 votes for the member directorship representing that state, of which 33 institutions cast a total of 433,110 votes. Michael W. Donnell was elected to serve as a member director representing the state of Arkansas. The results of the election for the state of Arkansas were as follows:

Nominee	Member Institution	Number of Votes Received

Michael W. Donnell	Chambers Bank	276,063
Director and President	Danville, AR

Davis W. Dickson	Union Bank & Trust Company	157,047
President and Chief Executive Officer	Monticello, AR

There were 126 member institutions in Louisiana that were eligible to cast a total of 557,346 votes for the member directorship representing that state, of which 63 institutions cast a total of 265,971 votes. Mark S. Marionneaux was elected to serve as a member director representing the state of Louisiana. The results of the election for the state of Louisiana were as follows:

Nominee	Member Institution	Number of Votes Received

Mark S. Marionneaux	Bank of Zachary	237,360
President and Chief Executive Officer	Zachary, LA

Tomas C. Kuslikis	EFCU Financial Federal Credit Union	28,611
President and Chief Executive Officer	Baton Rouge, LA

There were 800 member institutions in the Bank's five-state district that were eligible to cast a total of 8,364,652 votes for the one independent directorship, of which 168 institutions cast a total of 1,877,928 votes for Dorsey L. Baskin, Jr. Mr. Baskin received more than 20 percent of the number of votes eligible to be cast in the election to fill the directorship for which he was nominated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	November 18, 2025	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer